Exhibit 99.1
                                  ------------

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of November 12, 2004 by and among CONN APPLIANCES, INC., a Texas corporation ("CAI") and CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation ("Louisiana Insurance Company") (CAI and Louisiana Insurance Company being herein collectively called "Borrowers"); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), and JPMORGAN CHASE BANK, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS
                                    --------

     A. The Borrowers, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of April 23, 2003, as amended by instrument dated as of April 7, 2004. Said Credit Agreement, as amended, supplemented and restated, is herein called the "Credit Agreement". Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

     B. The Borrowers, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent do hereby agree as follows:

     SECTION 1. Amendments to Credit Agreement.

     (a) The definition of "Base Rate Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Base Rate Margin" means, with respect to any ABR Loan, the applicable margin set forth below under the caption "Base Rate Margin," based upon the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis.

        Ratio                                           Base Rate Margin
        -----                                           ----------------

        x greater than or equal to 2.75                 0.75%

        2.25 less than or equal to x less than 2.75     0.50%

        1.75 less than or equal to x less than 2.25     0.25%

        x less than 1.75                                0.00%


     (b) The definition of "Commitment Fee Rate" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Commitment Fee Rate" means, with respect to the commitment fees payable hereunder, the applicable fee rate as set forth below under the caption "Commitment Fee," based upon the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

        Ratio                                           Commitment Fee Rate
        -----                                           -------------------

        x greater than or equal to 2.75                 0.375%

        2.25 less than or equal to x less than 2.75     0.30%

        1.75 less than or equal to x less than 2.25     0.25%

        1.25 less than or equal to x less than 1.75     0.225%

        x less than 1.25                                0.20%


     (c)     A new definition of "Letter of Credit Agreement" is hereby added to
Section 1.01 of the Credit Agreement, such new definition to read in its entirety as follows:

          "Letter of Credit Agreement" means the Letter of Credit Agreement dated November 12, 2004 executed by and among Borrowers, Lenders and Administrative Agent, as it may from time to time be amended, modified, restated or supplemented.

     (d) The definition of "LIBO Rate Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "LIBO Rate Margin" means, with respect to any Eurodollar Loan, the applicable margin set forth below under the caption "LIBO Rate Margin," based upon the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

        Ratio                                           LIBO Rate Margin
        -----                                           ----------------

        x greater than or equal to 2.75                 2.00%

        2.25 less than or equal to x less than 2.75     1.75%

        1.75 less than or equal to x less than 2.25     1.50%

        1.25 less than or equal to x less than 1.75     1.25%

        x less than 1.25                                1.00%


     (e) The definition of "Obligations" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Obligations" means, as at any date of determination thereof, the sum of the following: (i) the aggregate principal amount of Loans outstanding hereunder, plus (ii) the aggregate amount of the LC Exposure (as defined in the Letter of Credit Agreement), plus (iii) all other liabilities, obligations and indebtedness under any Loan Document of Borrower or any other Loan Party.

     (f)     The definition of "Revolving  Credit Exposure" set forth in Section
1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure (as defined in the Letter of Credit Agreement) at such time.

     (g)     The definition  of "Revolving  Maturity Date" set  forth in Section
1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Revolving Maturity Date" shall mean October 31, 2007, or any earlier date on which (i) the Revolving Loan Commitments shall have terminated in accordance with this Agreement and (ii)(a) all unpaid amounts owing under the Revolving Notes have been declared due and payable in accordance with this Agreement or (b) all unpaid amounts owing under the Revolving Notes shall have been prepaid in accordance with this Agreement.

     (h) Section 6.19 of the Credit Agreement is hereby amended to read in its entirety as follows:


          SECTION 6.19. Total Leverage Ratio. The Borrowers will not permit the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined as of the last day of each fiscal quarter for the twelve-month period ending on such day, to be greater than 3.00 to 1.00.

     (i) Clause (a) of Article VII of the Credit Agreement is hereby amended to read in its entirety as follows:

          (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

     (j) Schedule 2.02 (Revolving Loan Commitments) of the Credit Agreement is hereby amended to be identical to Schedule 2.02 attached hereto. The revisions to Schedule 2.02 reflect an increase in the Revolving Loan Commitments by the amount of $5,000,000, resulting in total Revolving Loan Commitments of $35,000,000.

     SECTION 2. Conditions. No part of this Amendment shall become effective until the Borrowers shall have delivered (or shall have caused to be delivered) to the Administrative Agent each of the following:

     (i) certificates dated as of the date hereof of the Secretary or any Assistant Secretary of each of the Borrowers authorizing the execution, delivery and performance of this Amendment and each other applicable Loan Document and certifying to the current organizational documents for the Borrowers, and such other related documents and information as the Administrative Agent may reasonably request;

     (ii) an opinion of counsel for the Borrowers covering such matters related to this Amendments and the other Loan Documents as the Administrative Agent may reasonably request;

    (iii) payment of all fees, interest and other amounts that may be due and payable under the terms of any of the Loan Documents or any other written agreement entered into between the Borrowers and the Administrative Agent, including without limitation an amendment fee of 0.10% of the sum of each Lender's allocated Revolving Loan Commitment (after giving effect to this Amendment); and

     (iv) an agreement governing the issuance of letters of credit under the revolving credit facility provided in the Credit Agreement, with a $5,000,000 limit and otherwise in form and substance satisfactory to the Administrative Agent and the Lenders, duly executed by the Borrower and joined in by the Guarantors.

     SECTION 3. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrowers hereby reaffirm all covenants, representations and warranties in the Credit Agreement.

     SECTION 4. Expenses. The Borrowers shall pay to the Administrative Agent all reasonable fees and expenses of Administrative Agent's legal counsel incurred in connection with the execution of this Amendment.

     SECTION 5. Certifications. The Borrowers hereby certify that (a) no event or condition has occurred or arisen since the Effective Date which has had a Material Adverse Effect and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

     SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered either in original form or by telecopy, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE ss.26.02

     THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

Schedule 2.02 - Revolving Commitments

                                  CONN APPLIANCES, INC.,
                                  a Texas corporation


                                  By: /s/ Thomas J. Frank
                                      ------------------------------------------
                                  Name: Thomas J. Frank
                                  Title:  CEO and Chairman of the Board



                                  CAI CREDIT INSURANCE AGENCY, INC.,
                                  a Louisiana corporation


                                  By:  /s/ David R. Atnip
                                       -----------------------------------------
                                  Name: David R. Atnip
                                  Title: President

                                  JPMORGAN CHASE BANK,
                                  as Administrative Agent and as a Lender


                                  By: /s/ Robert L. Mendoza
                                      ------------------------------------------
                                  Name: Robert L. Mendoza
                                  Title: Vice President

                                  BANK OF AMERICA, N.A.,
                                  as Syndication Agent and as a Lender


                                  By: /s/ Gary L. Mingle
                                      ------------------------------------------
                                  Name: Gary L. Mingle
                                  Title: Senior Vice President

                                  SUNTRUST BANK,
                                  as Documentation Agent and as a Lender


                                  By: /s/ Heidi M. Khambatta
                                      ------------------------------------------
                                  Name: Heidi M. Khambatta
                                  Title: Director

                                  HIBERNIA NATIONAL BANK


                                  By: /s/ Bill C. Darling
                                      ------------------------------------------
                                  Name: Bill C. Darling
                                  Title: Vice President

                                  GUARANTY BANK


                                  By: /s/ D. Scott Wiginton
                                      ------------------------------------------
                                  Name: D. Scott Wiginton
                                  Title: Senior Vice President

     The undersigned Guarantors hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code ss.26.02 set forth above.

                                  "GUARANTORS"

                                  CAI HOLDING CO., a Delaware corporation,
                                  CONN APPLIANCES, L.L.C., a Delaware limited liability company, CAI CREDIT, L.L.C., a Delaware limited liability company,


                                  By: /s/ Victoria L. Garrett
                                      ------------------------------------------
                                  Name: Victoria L. Garrett
                                  Title: President and Secretary



                                  CAI L.P., a Texas limited partnership

                                  By: Conn Appliances, Inc., its General Partner


                                      By:  /s/ David R. Atnip
                                           -------------------------------------
                                      Name: David R. Atnip
                                      Title: Secretary - Treasurer



                                  CAI CREDIT INSURANCE AGENCY L.P., a
                                  Louisiana limited partnership

                                  By: CAI Credit Insurance Agency, Inc., its
                                      General Partner


                                      By: /s/ David R. Atnip
                                          --------------------------------------
                                      Name: David R. Atnip
                                      Title: President

                                  CONN'S, INC, a Delaware corporation


                                  By: /s/ Thomas J. Frank
                                      ------------------------------------------
                                  Name:  Thomas J. Frank
                                  Title: CEO and Chairman of the Board

                                  SCHEDULE 2.02
                                  -------------

                              REVOLVING COMMITMENTS
                              ---------------------

JPMorgan Chase Bank                                       $ 7,000,000
Bank of America, N.A.                                     $ 7,000,000
Hibernia National Bank                                    $ 7,000,000
SunTrust Bank                                             $ 7,000,000
Guaranty Bank                                             $ 7,000,000

TOTAL                                                     $35,000,000